AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
PLATINUM INVESTORSM VARIABLE ANNUITY
FLEXIBLE PAYMENT VARIABLE AND FIXED
INDIVIDUAL DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED DECEMBER 19, 2003
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2001
AS SUPPLEMENTED

          American General Life Insurance Company is amending its Platinum InvestorSM variable annuity Contract Prospectus and its related Statement of Additional Information for the sole purpose of providing you with additional information on the reorganization of the Ayco Series Trust Growth Fund ("Ayco Fund"), an underlying Fund of one of the Contracts' Series. Effective May 1, 2003, the Ayco Fund ceased to be available under the Contracts for any purposes except the right to transfer to other available Series in the Contracts.

          Effective December 19, 2003, the Ayco Fund was reorganized into the Goldman Sachs Capital Growth Fund ("GS Fund"), a series of Goldman Sachs Variable Insurance Trust, pursuant to an Agreement and Plan of Reorganization which was approved by shareholders on November 25, 2003.

          All Contract Owner Variable Account Values in the Series supported by the Ayco Fund on December 18, 2003 were automatically transferred into the GS Fund on December 19, 2003. Only the underlying Fund changed, not the Series itself. Contract owners may retain the investment in the GS Fund, but cannot use the GS Fund for any other purpose except to transfer to other available Series in the Contracts.

          For a period of time, we may provide you with confirmations, statements and other reports that contain the name of the Ayco Fund.

          If you have any questions, please call our Annuity Administration Department at 1-800-360-4268.